UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 21, 2003

                    TRSG CORPORATION., A DELAWARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware               033-2408D            87-045382
(State or other jurisdiction    Commission          (IRS Employer
     of incorporation)         File Number)      Identification No.)

   2121 W. Army Trail Rd., Suite 105, Addison, IL                60101
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code 630-705-1696

              3095 East Patrick Lane, Suite 1, Las Vegas, NV 89120 (Former name or former address, if changed since last report)

This current report on form 8-K if filed by TRSG Corporation, a Delaware Corporation under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

ITEM 5. OTHER ITEMS. On March 10, 2003, Dan Davis nominated, named and elected
                     Sara Wetzel as President and Director of TRSG. Immediately thereafter, Dan Davis resigned his position of President and Director of TRSG

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                              TRSG Corporation

Date:  March 21, 2003                         /S/ Sara Wetzel
                                              ----------------------
                                              Sara Wetzel, President






*Print name and title of the signing officer under his signature.


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